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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):      December 21, 2006
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                   Ohio               1-8399                       31-1189815
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    (State or other jurisdiction     (Commission                 (IRS Employer
        of incorporation)            File Number)            Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                       43085
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       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:      (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

                and

Item 7.01       Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On December 21, 2006, Worthington Industries, Inc. (the "Registrant") issued a news release reporting results for the three- and six-month periods ended November 30, 2006. A copy of the news release (the "Release") is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Release includes information relating to earnings before interest, taxes, depreciation and amortization ("EBITDA") for the quarterly (three-month) periods ended November 30, 2005, August 31, 2006 and November 30, 2006 and for the six-month periods ended November 30, 2005 and November 30, 2006, as well as a reconciliation of EBITDA to net earnings. EBITDA is a non-GAAP financial measure as defined in Regulation G. The Registrant's management believes that the disclosure of this non-GAAP financial measure provides useful information to investors, equity analysts and other users of the Registrant's financial information. The presentation of EBITDA is provided as a convenience to the investment community because EBITDA is a component of key valuation metrics such as enterprise value to EBITDA. EBITDA does not represent and should not be considered as an alternative to net earnings or cash flows from operating activities as determined by accounting principles generally accepted in the United States of America. The Registrant makes no representation or assertion that EBITDA is indicative of its cash flows from operations or results of operations. The Registrant has provided a reconciliation of EBITDA to net earnings solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for net earnings. We use EBIDTA as a measure of our normal operating performance which is factored into evaluations.


Item 8.01     Other Events.

The Registrant's board of directors has elected John B. Blystone, a member of the board of directors since 1997, as lead director. In this newly created role, Mr. Blystone will lead executive sessions of the Registrant's independent directors, will facilitate information flow and communication between the directors and the Registrant's chairman, and will perform such other duties and responsibilities as determined by the board.

Mr. Blystone served as chairman, president and chief executive officer of SPX Corporation until his retirement in December 2004.


Item 9.01.      Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)     Exhibits:


Exhibit No.        Description
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99.1               News Release issued by Worthington Industries, Inc.
                   on December 21, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WORTHINGTON INDUSTRIES, INC.


Date:  December 21, 2006           By:  /s/Dale T. Brinkman
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                                         Dale T. Brinkman,
                                         Vice President-Administration,
                                         General Counsel and Secretary